THE 3DO COMPANY                         FINANCIAL RELATIONS BOARD
John Adams                              Lisa Horn Chainey (general information)
Chief Financial Officer                 Reid Cox (analyst contact)
650-261-2692                            415-986-1591

FOR IMMEDIATE RELEASE
---------------------

                THE 3DO COMPANY ANNOUNCES FIRST QUARTER EARNINGS


REDWOOD CITY, CALIF.--JULY 21, 1999 - The 3DO Company (Nasdaq: THDO) today announced revenue and earnings for the first quarter ended June 30, 1999.

The Company reported revenues of $13.1 million for the three months ended June 30, 1999. Gross profit was $9.2 million and total operating expenses were $15.7 million for the quarter. The Company also reported a net loss of $6.8 million, or a loss of $0.26 per share. These results are consistent with the Company's estimates released on Monday, July 19, 1999.

The Company expects to host its first quarter conference call on Wednesday, July 28, 1999 after the close of market.

The 3DO Company, headquartered in Redwood City, Calif., develops, publishes and distributes interactive entertainment software for personal computers, the Internet and advanced entertainment systems such as the PlayStation-Registered Trademark- game console and Nintendo-Registered Trademark- 64 console. 3DO markets and publishes its products worldwide under multiple brand names including Army Men-TM-, BattleTanx-TM-, Heroes of Might and Magic-TM-, High Heat Baseball-TM-, Might and Magic-Registered Trademark-, and Meridian 59-TM-. More information about 3DO's products can be found on the Internet at www.3do.com.
                                                                 -----------

3DO, ARMY MEN, BATTLETANX, HEROES OF MIGHT AND MAGIC, HIGH HEAT BASEBALL, MERIDIAN 59,


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MIGHT AND MAGIC, AND THEIR RESPECTIVE LOGOS, ARE TRADEMARKS AND/OR SERVICE MARKS
OF THE 3DO COMPANY IN THE U.S. AND OTHER COUNTRIES

PLAYSTATION AND THE PLAYSTATION LOGOS ARE REGISTERED TRADEMARKS OF SONY COMPUTER ENTERTAINMENT INC.

NINTENDO, NINTENDO 64, N64, AND NINTENDO POWER ARE REGISTERED TRADEMARKS OF NINTENDO OF AMERICA INC. AND -C- 1996 NINTENDO OF AMERICA INC.

                                 THE 3DO COMPANY

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                      Three Months ended June 30,
                                                                --------------------------------------
                                                                       1998                 1999
                                                                -----------------    -----------------
Revenues                                                        $           9,533    $          13,072
Cost of revenues                                                            2,519                3,885
                                                                -----------------    -----------------
     Gross profit                                                           7,014                9,187

Operating expenses:
Research and development                                                    5,523                7,659
Sales and marketing                                                         1,875                5,336
General and administrative                                                  2,488                2,696
                                                                -----------------    -----------------
     Total operating expenses                                               9,886               15,691

                                                                -----------------    -----------------
     Operating loss                                                        (2,872)              (6,504)

Net interest and other income                                                 435                 (114)
                                                                -----------------    -----------------
Loss before provision for income and foreign withholding taxes             (2,437)              (6,618)

Provision for income and foreign withholding taxes                            130                  155
                                                                -----------------    -----------------

     Net loss                                                   $          (2,567)   $          (6,773)
                                                                -----------------    -----------------
                                                                -----------------    -----------------

Basic net loss per share                                        $           (0.10)   $           (0.26)
                                                                -----------------    -----------------
                                                                -----------------    -----------------
Diluted net loss per share                                      $           (0.10)   $           (0.26)
                                                                -----------------    -----------------
                                                                -----------------    -----------------

Shares used to compute basic net loss per share                            25,653               25,641
                                                                -----------------    -----------------
                                                                -----------------    -----------------
Shares used to compute diluted net loss per share                          25,653               25,641
                                                                -----------------    -----------------
                                                                -----------------    -----------------



                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                 March 31, 1999        June 30, 1999
                                                                -----------------    -----------------
Assets
     Cash, cash equivalents and short-term investments          $          13,851    $          14,446
     Accounts receivable, net                                              20,777               11,835
     Other current assets                                                   1,420                1,482
                                                                -----------------    -----------------
         Total current assets                                              36,048               27,763

     Property and equipment, net                                            3,320                4,020
     Other assets                                                           1,120                1,009
                                                                -----------------    -----------------
         Total assets                                           $          40,488    $          32,792
                                                                -----------------    -----------------
                                                                -----------------    -----------------

Liabilities & Stockholders' Equity
     Accounts payable                                           $           1,859    $           1,223
     Deferred revenue                                                         485                  369
     Short-term debt                                                        9,505                    0
     Other current liabilities                                              8,524                9,504
                                                                -----------------    -----------------
         Total current liabilities                                         20,373               11,096

     Long term debt                                                             0                7,888
                                                                -----------------    -----------------
         Total liabilities                                                 20,373               18,984

     Stockholders' equity                                                  20,115               13,808
                                                                -----------------    -----------------
         Total liabilities and stockholders' equity             $          40,488    $          32,792
                                                                -----------------    -----------------
                                                                -----------------    -----------------

                     3DO IS A TRADEMARK OF THE 3DO COMPANY.